Exhibit 99.2

AUGUST 4, 2021

BRIGHTSPIRE
CAPITAL

SUPPLEMENTAL FINANCIAL REPORT

SECOND QUARTER 2021

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; uncertainties regarding the ongoing impact of the novel coronavirus (COVID-19) and its adverse impact on the real estate market, the economy and the Company's investments (including, but not limited to, the Los Angeles mixed-use development loan, other hospitality loans, and Dublin development financings), financial condition and business operation; the Company's operating results may differ materially from the information presented in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as in the Company's other filings with the Securities and Exchange Commission; the fair value of the Company's investments may be subject to uncertainties; the Company's use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; the ability to simplify the portfolio, realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected cost savings through the internalization or expected returns on equity and/or yields on investments; the timing of and ability to generate additional liquidity and deploy available liquidity, including in senior mortgage loans; whether the Company will achieve its anticipated Distributable Earnings per share (as adjusted), or maintain or produce higher Distributable Earnings per share (as adjusted) in the near term or ever; the Company's ability to maintain or grow the dividend at all in the future; defaults by borrowers in paying debt service on outstanding indebtedness, borrowers' abilities to manage and stabilize properties; deterioration in the performance of the properties securing our investments (including depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; adverse impacts on the Company's corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company's liquidity, including margin calls on master repurchase facilities; lease payment defaults or deferrals, demands for protective advances and capital expenditures; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; the ability to execute CRE CLO's on a go forward basis, including at a reduced cost of capital; the conditions to the completion of the co-invest portfolio sale may not be satisfied, or the approvals required for the transaction may not be obtained on the terms expected, on the anticipated schedule, or at all; the timing or ability to payoff off the 5-investment preferred financing following the co-invest portfolio sale and net effect book value for such events (including the extent of purchase price adjustments); and the impact of legislative, regulatory and competitive changes, and the actions of government authorities and in particular those affecting the commercial real estate finance and mortgage industry or our business. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as in BrightSpire Capital's other filings with the Securities and Exchange Commission. Moreover, each of the factors referenced above are likely to also be impacted directly or indirectly by the ongoing impact of COVID-19 and investors are cautioned to interpret substantially all of such statements and risks as being heightened as a result of the ongoing impact of the COVID-19.

We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. BrightSpire Capital is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and BrightSpire Capital does not intend to do so.

COMPANY HIGHLIGHTS

BrightSpire Capital, Inc. ("BRSP" or the "Company") is a large scale internally managed commercial real estate credit REIT with conservative balance sheet poised for growth

Stable & Growing Portfolio

Of Primarily Senior Loans & Net Lease Assets

$4.3B Total At-Share Assets (Undepreciated)

$1.5B New Senior Loan Originations Since Q3'20[1]

85% of investments in senior loans or net lease assets[2]

Robust Liquidity

$381M Total Liquidity*

$221M Total Unrestricted Cash (or $1.66 per share)[3]

Ample liquidity to drive earnings growth

Conservative Balance Sheet

1.3x Net-Debt-to-Equity Ratio[4]

$12.66 Undepreciated Book Value Per Share

Fully undrawn $300M revolver, $1.5B master repurchase facilities availability

Quarterly Dividend Growth

$0.16 Q3'21 Quarterly Dividend Per Share (14% QoQ Growth)

$0.20 Q2'21 Adjusted Distributable Earnings Per Share

Covered by Adjusted Distributable Earnings

* As of August 2, 2021. Includes unrestricted cash and availability under the corporate revolving credit facility (as determined by the borrowing base), adjusted for the CLO execution on July 20, 2021

As of June 30, 2021, unless otherwise stated; at BRSP share

See footnotes in the appendix

SECOND QUARTER & SUBSEQUENT EVENTS UPDATE

INTERNALIZATION	• Closed internalization transaction on April 30th • Expected annual cost savings of **~$14 to $16 million** or **~$0.10 to $0.12 per share** • **Completed rebranding to BrightSpire Capital, Inc.** on June 24th
FINANCIAL RESULTS	• Net loss of $(19.7) million, or $(0.15) per share, and Distributable Loss of $(27.1) million, or $(0.20) per share • Adjusted Distributable Earnings of $27.0 million, or $0.20 per share, excluding losses on sales and fair value adjustments • GAAP net book value of $1.6 billion, or **$11.75 per share**, and undepreciated book value of $1.7 billion, or **$12.66 per share** • Declared and paid a quarterly dividend of $0.14 per share for Q2'21 • **Declared a quarterly dividend of $0.16 per share for Q3'21**, payable to stockholders of record on September 30th
LIQUIDITY & CAPITALIZATION	• **$381 million** of available liquidity as of August 2nd (**$221 million** of unrestricted cash and **$160 million** of revolver capacity)* • **Successfully closed an $800 million CLO** on July 20th; 83.75% advance rate at L+1.49% (pre-transaction costs) • **$1.5 billion** of available capacity under master repurchase facilities as of August 2nd • 57% debt-to-total assets ratio and 1.3x net debt-to-equity ratio as of June 30, 2021[(4)(5)]

PORTFOLIO ACTIVITY	• New Originations (Since Q1'21)
	  • Committed **$402 million** of capital across 14 new loans in Q2'21 and **$327 million** across 11 new loans in Q3'21[(3)]
	  • Five new loans in-execution for **$140 million** of committed capital[(3)]
	• Asset Sales / Payoffs & Modifications (Since Q1'21)
	  • Executed agreement on July 19th to sell five co-investments for **$223 million** of gross proceeds
	  • Three loan payoffs in Q2'21 for **$154 million** of gross principal repayments
	  • Sold four CRE debt security tranches, related to one "B-piece" transaction, in Q2'21 for **$29 million** of net proceeds

BRIGHTSPIRE CAPITAL

* Availability under the corporate revolving credit facility (as determined by the borrowing base), adjusted for the CLO execution on July 20, 2021
As of June 30, 2021, unless otherwise stated; at BRSP share
See footnotes in the appendix

FINANCIAL OVERVIEW

Key Financial Metrics

GAAP Net Loss ($M) Per Share	**$(19.7)** $(0.15)
Distributable Loss ($M) Per Share	**$(27.1)** $(0.20)
Adjusted Distributable Earnings ($M) Per Share	**$27.0** $0.20
Total At-Share Assets ($B) (Undepreciated)	**$4.3**
Total Debt Outstanding (UPB) ($B) Debt-to-Assets[5]	**$2.4** 57%
Book Value (GAAP) ($B) Per Share	**$1.6** $11.75
Book Value (Undepreciated) ($B) Per Share	**$1.7** $12.66
CECL Reserve ($M) Per Share	**$42.9** $0.32

Capital Structure



2%
13%
41%
20%
24%
Total capitalization
$4.1B
Stockholders' equity (undepreciated)
Master repurchase facilities (limited recourse)
Securitization bonds payable (non-recourse)
Mortgage debt (non-recourse)
Other debt (non-recourse)

Undepreciated Book Value Per Share Bridge



$13.25
$12.75
$12.25
$11.75
$11.25
$12.84
($0.24)
<($0.01)
$0.06
$12.66
3/31/21 Undepreciated BVPS
Co-Invest Portfolio Sale FV MTM*
FX Translation, CECL Reserve & Other
Adj. Distributable Earnings, Net of Dividends
6/30/21 Undepreciated BVPS

BRIGHTSPIRE CAPITAL

*During the second quarter 2021, the Company executed a purchase and sale agreement for the sale of five co-investments ("Co-Invest Portfolio Sale") for gross proceeds of $223 million. As a result of the executed agreement, the Company recognized a $32 million (or $0.24/share) fair value adjustment related to three of the co-investments during the quarter per requirements under GAAP. In addition, the Company expects to record an offsetting gain on the other two co-investments and expects the transaction to be substantially in line with book value upon closing, subject to customary closing conditions
As of June 30, 2021, unless otherwise stated; at BRSP share
See footnotes in the appendix

PORTFOLIO OVERVIEW

Investment Type

Based on GAAP net carrying value as of June 30, 2021

- Loan portfolio
- Net lease & other real estate
- CRE debt securities[6]


4%
13%
83%

Property Type

Based on GAAP gross carrying value as of June 30, 2021

- Office
- Multifamily
- Hotel
- Industrial
- Other / mixed-use[7]
- Retail


5%
1%
6%
12%
39%
37%

Portfolio Overview

(At BRSP share)	Investment count	Carrying value	Net carrying value	Per share
Senior mortgage loans	59	$ 2,624	$ 715	$ 5.39
Mezzanine loans	10	275	275	2.07
Preferred equity[8]	6	40	40	0.30
Total loan portfolio	**75**	**2,939**	**1,030**	**7.76**
Net lease & other real estate	12	697	157	1.18
CRE debt securities[6]	6	48	48	0.36
Total investment portfolio	**93**	**$ 3,685**	**$ 1,236**	**$ 9.30**
Plus: cash & net assets[9]		485	324	2.45
Total - GAAP		**$ 4,170**	**$ 1,560**	**$ 11.75**
Plus: accumulated D&A[10]		121	121	0.91
Total - Undepreciated		**$ 4,291**	**$ 1,682**	**$ 12.66**

BRIGHTSPIRE CAPITAL

Above "Property Type" chart excludes CRE debt securities
$ in millions, except per share data; as of June 30, 2021; at BRSP share
See footnotes in the appendix

SENIOR & MEZZANINE LOANS & PREFERRED EQUITY

Overview

75	Total number of investments
$2.9B	Total loans & preferred equity
$39M	Average investment size
100%	of senior loans are floating rate
1.4 yrs.	W.A. remaining term[11]
3.5 yrs.	W.A. extended remaining term[12]
5.1%	W.A. unlevered all-in yield[13]
69%	W.A. loan-to-value (senior loans only)
3.5	W.A. risk ranking

Investment Type



9%
2%
89%
Senior mortgage loans
Mezzanine loans
Preferred equity[8]

Region Exposure



West 50%
Midwest 1%
Northeast 18%
Southwest 24%
Southeast 6%
Europe 1%

Property Type



As of 6/30/20
As of 6/30/21
30%
46%
Multifamily
34%
29%
Office
21%
14%
Hotel
10%
6%
Other / mixed-use
5%
5%
Industrial
<1%
0%
Retail

BRIGHTSPIRE CAPITAL

Above charts based on GAAP gross carrying value
As of June 30, 2021, unless otherwise stated; at BRSP share
See footnotes in the appendix

SENIOR & MEZZANINE LOANS & PREFERRED EQUITY (CONT'D)

		Collateral Type		Region Exposure as a % of Carrying Value					
(At BRSP share)	**Number of investments**	**Carrying value**	**% of carrying value**	**West**	**Southwest**	**Northeast**	**Southeast**	**Midwest**	**Europe**
Multifamily	39	$ 1,359,541	46%	21%	21%	-	4%	-	-
Office	20	857,668	29%	12%	3%	12%	2%	-	0%
Hotel	8	410,517	14%	13%	-	0%	-	1%	-
Other / mixed-use[7]	6	179,342	6%	3%	-	2%	-	-	0%
Industrial	2	131,947	5%	0%	0%	4%	0%	0%	-
Total	**75**	**$ 2,939,015**	**100%**	**50%**	**24%**	**18%**	**6%**	**1%**	**1%**

Property Type Exposure by Region


Multifamily
9%
46%
45%
Office
6%
1%
11%
42%
40%
Hotel
5%
3%
92%
Other / mixed-use
4%
40%
56%
Industrial
4%
3%
4%
1%
88%
West
Southwest
Northeast
Southeast
Midwest
Europe

Above charts based on GAAP gross carrying value
$ in thousands; as of June 30, 2021; at BRSP share
See footnotes in the appendix

SENIOR & MEZZANINE LOANS & PREFERRED EQUITY (CONT'D)

(At BRSP share)	Number of investments		Carrying value	% of carrying value		Net carrying value	W.A. unlevered all-in yield[13]	W.A. extended term (years)[12]
Floating rate								
Senior mortgage loans	58	$	2,616,568	89%	$	707,976	4.7%	3.6
Mezzanine loans	1		11,182	0%		11,182	11.5%	1.2
Preferred equity	1		4,686	0%		4,686	0.0%	0.8
Total / W.A. floating rate	**60**		**2,632,437**	**90%**		**723,845**	**4.8%**	**3.6**
Fixed rate								
Senior mortgage loans	1		7,396	0%		7,396	0.0%	2.5
Mezzanine loans	9		263,395	9%		263,395	8.0%	2.9
Preferred equity[8]	5		35,787	1%		35,787	8.3%	4.0
Total / W.A. fixed rate	**15**		**306,578**	**10%**		**306,578**	**7.9%**	**3.0**
Total / W.A.	**75**	**$**	**2,939,015**	**100%**	**$**	**1,030,423**	**5.1%**	**3.5**

$ in thousands; as of June 30, 2021; at BRSP share
See footnotes in the appendix

NET LEASE REAL ESTATE & OTHER REAL ESTATE

(At BRSP share)	Number of investments	Rentable square feet ("RSF") & Keys	Carrying value	% of carrying value	Net carrying value	Q2'21 NOI	W.A. % leased at end of period[14]	W.A. remaining lease term (years)[15]
Net lease real estate ("NNN")								
Office	4	1,933 RSF	$ 395,832	57%	$ 142,971	$ 7,001	100%	8.4
Industrial	1	782 RSF	74,880	11%	20,911	1,421	100%	17.1
Retail	4	468 RSF	30,241	4%	(11,278)	1,218	100%	3.4
Total / W.A. - NNN	**9**	**3,183 RSF**	**$ 500,952**	**72%**	**$ 152,604**	**$ 9,640**	**100%**	**9.4**
Other real estate ("Other RE")								
Office	2	1,344 RSF	$ 168,584	24%	$ 2,624	$ 4,152	88%	3.8
Hotel	1	318 Keys	27,621	4%	1,800	74	n/a	n/a
Total / W.A. – Other RE	**3**	**n/a**	**$ 196,205**	**28%**	**$ 4,424**	**$ 4,226**	**88%**	**3.8**
Total / W.A.	**12**	**n/a**	**$ 697,157**	**100%**	**$ 157,028**	**$ 13,865**	**97%**	**8.0**
Accumulated depreciation and amortization			121,254		121,254			
Total / W.A. – Undepreciated			**$ 818,411**		**$ 278,282**			

Region Exposure



West 17%
Midwest 20%
Northeast 19%
Europe 44%

Property Type



81%
11%
4%
4%
Office
Industrial
Retail
Hotel

W.A. Remaining Lease Term[15]



63%
11%
15%
3%
8%
+5.0 yrs
4.1 - 5.0 yrs
3.1 - 4.0 yrs
2.1 - 3.0 yrs
1.1 - 2.0 yrs

BRIGHTSPIRE CAPITAL

Above charts based on GAAP gross carrying value
$ and RSF in thousands; as of June 30, 2021, unless otherwise stated; at BRSP share
See footnotes in the appendix

CRE DEBT SECURITIES

Overview

6	Total number of investments
$114M	Principal value
$48M	Carrying value
$48M	Net carrying value
5.8 yrs.	W.A. remaining term(16)

Portfolio Activity

- Sold four CRE debt security tranches, related to one "B-Piece" transaction, in Q2'21 for $29 million of net proceeds

Ratings Category



9%
91%
BB | B
"B-Piece" investments

Vintage



100%
75%
50%
25%
0%
% of Portfolio
Non-investment grade
"B-Piece" investments
9%
91%
2016
2017
Vintage Year

BRIGHTSPIRE CAPITAL

* Financial results presented above exclude PE interests except for investment count, carrying value and net carrying value, which includes $5 million related to one PE interest
Above charts based on GAAP gross carrying value
As of June 30, 2021, unless otherwise stated; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL

Senior & Mezzanine Loans & Preferred Equity

(At BRSP share)	Origination date	Collateral type	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[13]	Extended maturity date[12]	LTV	Risk ranking
Senior loans										
Loan 1	Jun-19	Multifamily	Milpitas, CA	$ 180	Floating	L+ 3.1%	5.5%	Jul-24	72%	3
Loan 2 *	Jan-18	Hotel	San Jose, CA	161	n/a	n/a	n/a	Jan-23	62%	5
Loan 3	Dec-18	Office	Carlsbad, CA	116	Floating	L+ 3.7%	6.0%	Dec-23	73%	3
Loan 4	Sep-19	Industrial	New York, NY	116	Floating	L+ 3.1%	5.8%	Sep-24	72%	4
Loan 5	Jun-18	Hotel	Berkeley, CA	115	Floating	L+ 3.2%	5.2%	Jul-25	66%	4
Loan 6	May-19	Office	Stamford, CT	106	Floating	L+ 3.5%	5.8%	Jun-25	71%	4
Loan 7 **	Jun-19	Multifamily	Santa Clara, CA	105	Floating	L+ 4.4%	6.8%	Jun-24	70%	4
Loan 8	Apr-19	Multifamily	Various - U.S.	88	Floating	L+ 3.0%	5.8%	Apr-24	65%	4
Loan 9	Aug-18	Office	San Jose, CA	73	Floating	L+ 2.5%	4.3%	Aug-25	75%	3
Loan 10	Jun-18	Hotel	Englewood, CO	72	Floating	L+ 3.5%	5.1%	Feb-25	69%	3
Loan 11	Jan-21	Office	Phoenix, AZ	72	Floating	L+ 3.6%	4.4%	Feb-26	70%	3
Loan 12	Oct-19	Other (mixed-use)	Brooklyn, NY	71	Floating	L+ 4.0%	4.8%	Nov-24	70%	3
Loan 13	Apr-19	Office	Long Island City, NY	63	Floating	L+ 3.3%	5.7%	Apr-24	58%	4
Loan 14	May-21	Multifamily	Chapel Hill, NC	62	Floating	L+ 2.9%	3.8%	Jun-25	69%	3
Loan 15	May-19	Office	Long Island City, NY	61	Floating	L+ 3.5%	5.9%	Jun-24	59%	4
Loan 16	Jul-19	Office	Washington, D.C.	56	Floating	L+ 2.8%	5.7%	Aug-24	68%	4
Loan 17	Feb-19	Office	Baltimore, MD	56	Floating	L+ 3.5%	6.2%	Feb-24	74%	4
Loan 18	Dec-20	Multifamily	Salt Lake City, UT	51	Floating	L+ 3.2%	4.0%	Jan-26	68%	3
Loan 19	May-21	Multifamily	Las Vegas, NV	44	Floating	L+ 3.4%	3.9%	Jun-26	80%	3
Loan 20	Mar-21	Multifamily	Richardson, TX	43	Floating	L+ 3.4%	3.8%	Mar-26	75%	3
Loan 21	Dec-20	Multifamily	Austin, TX	41	Floating	L+ 3.7%	5.0%	Jan-26	54%	2
Loan 22	Feb-19	Multifamily	Las Vegas, NV	40	Floating	L+ 3.2%	5.7%	Feb-24	71%	3
Loan 23	Feb-21	Multifamily	Arlington, TX	40	Floating	L+ 3.6%	4.9%	Feb-26	81%	3
Loan 24	Mar-21	Multifamily	Fort Worth, TX	37	Floating	L+ 3.5%	4.1%	Apr-26	83%	3
Loan 25	Mar-21	Multifamily	Fort Worth, TX	36	Floating	L+ 3.3%	3.9%	Apr-26	82%	3
Loan 26	Dec-20	Multifamily	Fullerton, CA	34	Floating	L+ 3.8%	4.8%	Jan-26	70%	3
Loan 27	Jun-17	Office	Miami, FL	34	Floating	L+ 4.9%	5.6%	Jul-22	68%	3
Loan 28	Mar-21	Multifamily	Fremont, CA	32	Floating	L+ 3.5%	4.3%	Apr-26	76%	3
Loan 29	Jun-21	Office	South Pasadena, CA	31	Floating	L+ 4.9%	5.6%	Jun-26	69%	3
Loan 30	Mar-19	Office	San Jose, CA	31	Floating	L+ 3.0%	5.7%	Apr-24	64%	3

BRIGHTSPIRE CAPITAL

* Reflects loans and preferred equity interests which are on non-accrual status
** Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects
$ in millions; as of June 30, 2021; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL (CONT'D)

Senior & Mezzanine Loans & Preferred Equity (Cont'd)

(At BRSP share)	Origination date	Collateral type	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[13]	Extended maturity date[12]	LTV	Risk ranking
Senior loans										
Loan 31	Apr-21	Office	San Diego, CA	30	Floating	L+ 3.6%	4.1%	May-26	55%	3
Loan 32	Mar-21	Multifamily	Mesa, AZ	29	Floating	L+ 3.7%	4.4%	Apr-26	83%	3
Loan 33	May-21	Multifamily	Dallas, TX	28	Floating	L+ 3.4%	4.0%	May-26	68%	3
Loan 34	Apr-21	Multifamily	Las Vegas, NV	28	Floating	L+ 3.1%	3.6%	May-26	76%	3
Loan 35	May-21	Multifamily	Houston, TX	28	Floating	L+ 3.0%	3.7%	Jun-26	67%	3
Loan 36	May-21	Multifamily	Phoenix, AZ	23	Floating	L+ 3.1%	3.5%	Jun-26	76%	3
Loan 37	Jan-21	Multifamily	Charlotte, NC	23	Floating	L+ 3.5%	4.1%	Feb-26	76%	3
Loan 38	Sep-19	Office	San Francisco, CA	23	Floating	L+ 3.2%	5.7%	Oct-24	72%	3
Loan 39	Mar-21	Multifamily	San Jose, CA	22	Floating	L+ 3.7%	4.1%	Apr-26	70%	3
Loan 40	Sep-19	Office	Salt Lake City, UT	22	Floating	L+ 2.7%	5.0%	Oct-24	72%	4
Loan 41	Feb-19	Office	Charlotte, NC	22	Floating	L+ 3.4%	6.0%	Mar-24	56%	3
Loan 42	Aug-19	Office	San Francisco, CA	21	Floating	L+ 2.8%	5.4%	Sep-24	73%	3
Loan 43	Feb-21	Multifamily	Raleigh, NC	21	Floating	L+ 3.3%	4.0%	Mar-26	76%	3
Loan 44	Jun-21	Multifamily	Phoenix, AZ	20	Floating	L+ 3.2%	3.6%	Jul-26	75%	3
Loan 45	Jul-20	Hotel	Bloomington, MN	19	Floating	L+ 4.0%	5.0%	Nov-21	64%	3
Loan 46	Oct-20	Office	Denver, CO	18	Floating	L+ 3.6%	4.7%	Nov-25	64%	3
Loan 47	Mar-21	Multifamily	San Antonio, TX	18	Floating	L+ 3.1%	3.6%	Apr-26	77%	3
Loan 48	Jun-21	Multifamily	Phoenix, AZ	18	Floating	L+ 3.4%	4.0%	Jul-26	74%	3
Loan 49	Jun-21	Multifamily	Phoenix, AZ	16	Floating	L+ 3.2%	3.6%	Jul-26	75%	3
Loan 50	Jun-21	Multifamily	Phoenix, AZ	15	Floating	L+ 3.3%	3.7%	Jul-26	74%	3
Loan 51	Nov-20	Multifamily	Tucson, AZ	15	Floating	L+ 3.6%	4.7%	Dec-25	75%	3
Loan 52	Feb-19	Multifamily	Las Vegas, NV	14	Floating	L+ 3.2%	5.7%	Feb-24	71%	3
Loan 53	Mar-21	Multifamily	Albuquerque, NM	14	Floating	L+ 3.4%	3.9%	Apr-26	76%	3
Loan 54	Mar-21	Multifamily	Tucson, AZ	14	Floating	L+ 3.7%	4.3%	Mar-26	72%	3
Loan 55	May-21	Multifamily	Phoenix, AZ	14	Floating	L+ 3.1%	3.5%	Jun-26	72%	3
Loan 56	Feb-21	Multifamily	Provo, UT	12	Floating	L+ 3.8%	4.6%	Mar-26	71%	3
Loan 57	Feb-21	Multifamily	Louisville, KY	11	Floating	L+ 3.9%	4.4%	Mar-26	74%	3
Loan 58	Apr-21	Multifamily	Phoenix, AZ	11	Floating	L+ 3.6%	4.1%	Apr-26	75%	3
Loan 59 *,**	Oct-18	Other (mixed-use)	Dublin, Ireland	7	n/a	n/a	n/a	Dec-23	94%	5
Total / W.A. senior loans				$ 2,624			4.7%	Jan-25	69%	3.4

BRIGHTSPIRE CAPITAL

* Reflects loans and preferred equity interests which are on non-accrual status
** Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects
$ in millions; as of June 30, 2021; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL (CONT'D)

Senior & Mezzanine Loans & Preferred Equity (Cont'd)

(At BRSP share)	Origination date	Collateral type	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[13]	Extended maturity date[12]	LTV	Risk ranking
Mezzanine loans										
Loan 60 *,**	Sep-20	Other (mixed-use)	Los Angeles, CA	$ 98	n/a	n/a	n/a	Jul-23	62% - 88%	5
Loan 61 **	Dec-18	Multifamily	Santa Clarita, CA	60	Fixed	7.0%	13.8%	Dec-24	56% - 84%	3
Loan 62 **	Dec-19	Multifamily	Milpitas, CA	36	Fixed	8.0%	13.3%	Dec-24	49% - 71%	4
Loan 63 **	Jul-19	Multifamily	Placentia, CA	30	Fixed	8.0%	13.3%	Jul-24	51% - 84%	4
Loan 64	Sep-19	Hotel	Berkeley, CA	28	Fixed	9.0%	11.5%	Jul-25	66% - 81%	4
Loan 65	Jan-17	Hotel	New York, NY	11	Floating	L+ 11.0%	11.5%	Sep-22	63% - 76%	4
Loan 66	Jul-14	Multifamily	Various - TX	4	Fixed	9.5%	9.5%	Aug-24	71% - 83%	3
Loan 67 **	Jul-18	Office	Dublin, Ireland	4	Fixed	n/a	12.5%	Dec-21	45% - 68%	3
Loan 68 *,**	Jun-15	Other (mixed-use)	Rolling Hills Estates, CA	3	n/a	n/a	n/a	Jun-22	n/a	5
Loan 69 *,**	Mar-13	Other (mixed-use)	San Rafael, CA	0	n/a	n/a	n/a	Mar-22	32% - 86%	5
Total / W.A. mezzanine loans				$ 275			8.2%	Apr-24	57% - 81%	4.1
Preferred equity										
Loan 70	Aug-18	Office	Las Vegas, NV	$ 19	Fixed	8.0%	15.3%	Sep-23	n/a	3
Loan 71	Sep-16	Industrial	Various - U.S.	16	n/a	n/a	n/a	Sep-27	n/a	4
Loan 72 *	Aug-20	Hotel	San Jose, CA	5	n/a	n/a	n/a	Apr-22	n/a	5
Loan 73 **	Jul-18	Office	Dublin, Ireland	0	n/a	n/a	n/a	Dec-21	n/a	3
Loan 74	Oct-14	Hotel	Austin, TX	(0)	n/a	n/a	n/a	n/a	n/a	n/a
Loan 75 *,**	Jun-15	Other (mixed-use)	Rolling Hills Estates, CA	(0)	n/a	n/a	n/a	n/a	n/a	5
Total / W.A. preferred equity				$ 40			7.3%	Apr-25	n/a	3.6
Total / W.A. senior and mezzanine loans and preferred equity				$ 2,939			5.1%	Dec-24	n/a	3.5

BRIGHTSPIRE CAPITAL

* Reflects loans and preferred equity interests which are on non-accrual status
** Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects
$ in millions; as of June 30, 2021; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL (CONT'D)

Net Lease Real Estate & Other Real Estate

(At BRSP share)	Origination date	Collateral type	City, State	Carrying value	Q2'21 NOI	# of properties	# of buildings	Rentable square feet ("RSF")	W.A. % leased[14]	W.A. lease term (yrs)[15]
Net lease real estate										
Net lease 1	Jul-18	Office	Stavenger, Norway	$ 308	$ 4.9	1	26	1,291 RSF	100%	9.5
Net lease 2	Aug-18	Industrial	Various - U.S.	75	1.4	2	2	782 RSF	100%	17.1
Net lease 3	Jul-06	Office	Aurora, CO	44	1.0	1	1	184 RSF	100%	1.4
Net lease 4	Jun-06	Office	Indianapolis, IN	33	0.7	1	1	338 RSF	100%	9.5
Net lease 5	Sep-06	Retail	Various - U.S.	20	0.8	7	7	320 RSF	100%	2.6
Net lease 6	Mar-06	Office	Rockaway, NJ	11	0.4	1	1	121 RSF	100%	1.6
Net lease 7	Sep-06	Retail	Keene, NH	5	0.1	1	1	45 RSF	100%	7.6
Net lease 8	Sep-06	Retail	Fort Wayne, IN	3	0.1	1	1	50 RSF	100%	3.2
Net lease 9	Sep-06	Retail	South Portland, ME	2	0.2	1	1	53 RSF	100%	2.2
Total / W.A. net lease real estate				$ 501	$ 9.6	16	41	3,183 RSF	100%	9.4
Other real estate										
Other real estate 1	Sep-14	Office	Creve Coeur, MO	$ 99	$ 2.7	7	7	848 RSF	93%	3.5
Other real estate 2	Dec-14	Office	Warrendale, PA	70	1.5	5	5	496 RSF	82%	4.4
Other real estate 3	Feb-15	Hotel	Coraopolis, PA	28	0.1	1	1	318 Keys	n/a	n/a
Total / W.A. other real estate				$ 196	$ 4.2	13	13	n/a	88%	3.8
Total / W.A. net lease real estate and other real estate				$ 697	$ 13.9	29	54	n/a	97%	8.0

CRE Debt Securities*

(At BRSP share)	Principal value	Carrying value	W.A. remaining term (yrs)[16]
CRE debt securities			
CRE debt securities (6 investments)	$ 114	$ 48	5.8
Total / W.A. CRE debt securities	$ 114	$ 48	5.8

Investment Detail Summary

(At BRSP share)	Number of investments	Carrying value
Senior loans	59	$ 2,624
Mezzanine loans	10	275
Preferred equity	6	40
Total senior and mezzanine loans and preferred equity	75	2,939
Net lease real estate	9	501
Other real estate	3	196
Total net lease real estate and other real estate	12	697
CRE debt securities	6	48
Total	93	$ 3,685

BRIGHTSPIRE CAPITAL

* CRE Debt Securities includes one PE interest with a total carrying value of $5 million; principal value and W.A. remaining term exclude PE interests
$ in millions; rentable square feet in thousands; as of June 30, 2021; at BRSP share
See footnotes in the appendix

CAPITALIZATION HIGHLIGHTS

Conservative and diversified capital structure with a 1.3x net debt-to-equity ratio and embedded capacity under existing financing sources (fully undrawn corporate revolver, $1.5 billion of repurchase facilities availability)

Key Financial Metrics

$4.1B	Total capitalization *(excluding cash)*
$2.4B	Total outstanding debt
$160M	Corporate revolving credit facility availability *As of August 2, 2021 (fully undrawn)**
$1.5B	Master repurchase facilities availability *As of August 2, 2021*
57%	Debt-to-asset ratio[5]
1.3x	Net debt-to-equity ratio[4]
2.53%	Blended all-in cost of financing[17]

Capital Structure



2%
13%
Total capitalization $4.1B
41%
20%
24%
Stockholders' equity (undepreciated)
Master repurchase facilities (limited recourse)
Securitization bonds payable (non-recourse)
Mortgage debt (non-recourse)
Other debt (non-recourse)

BRIGHTSPIRE CAPITAL

* Available capacity under the corporate revolving credit facility (as determined by the borrowing base), adjusted for the CLO execution on July 20, 2021
As of June 30, 2021, unless otherwise stated; at BRSP share
See footnotes in the appendix

CAPITALIZATION OVERVIEW

(At BRSP share)	Recourse vs. non-recourse[(18)]	W.A. extended maturity[(19)]	W.A. contractual interest rate[(19)]	W.A. all-in COF[(17)]		Outstanding debt (UPB)
Corporate debt						
Corporate revolving credit facility	Recourse	Feb-23	L + 2.25%	2.35%	$	-
Investment-level debt						
Master repurchase facilities	Limited recourse	Mar-23	L + 1.96%	2.31%		1,002,791
Securitization bonds payable	Non-recourse	Aug-35	L + 1.59%	1.69%		840,423
Mortgage debt – net lease (fixed)	Non-recourse	Jan-27	4.16%	4.16%		347,247
Mortgage debt – net lease (floating)	Non-recourse	Jul-23	L + 2.15%	2.25%		1,102
Mortgage debt – other real estate (fixed)	Non-recourse	Nov-24	4.40%	4.40%		165,960
Mortgage debt – other real estate (floating)	Non-recourse	Apr-24	L + 2.95%	3.05%		25,820
Other debt	Non-recourse	Jun-24	L + 3.00%	3.10%		65,377
Total / W.A. debt (BRSP share)		**Feb-28**		**2.53%**	**$**	**2,448,721**

		Book value
Stockholders' equity	$	1,524,614
Noncontrolling interests in the Operating Partnership		35,697
GAAP net book value (BRSP share)		**1,560,311**
Accumulated depreciation and amortization		121,254
Undepreciated book value (BRSP share)		**1,681,565**
Total capitalization (undepreciated)	**$**	**4,130,286**

BRIGHTSPIRE CAPITAL

$ in thousands; as of June 30, 2021; at BRSP share
See footnotes in the appendix

BENEFITING FROM LOW RATES

BRSP net interest income is well-protected and benefits from current low rates due to in-place LIBOR floors

- ~100% of the total senior mortgage loan portfolio are floating rate (indexed to one-month USD LIBOR)
- 96% of floating rate senior mortgage loans have in-place LIBOR floors (W.A. LIBOR floor of approximately 132 bps)
- 8% of total outstanding at-share indebtedness is subject to a LIBOR floor

Net Interest Income Sensitivity to LIBOR – Loan Portfolio Only



$ in Millions
$2.0
$0.0
($2.0)
($4.0)
($6.0)
($8.0)
($10.0)
$1.7
$0.01 per share
LIBOR as of June 30, 2021
$(0.02) per share
($2.1)
$(0.04) per share
($4.8)
$(0.05) per share
($7.0)
$(0.07) per share
($8.8)
0.00%
0.10%
0.25%
0.50%
0.75%
1.00%
LIBOR

BRIGHTSPIRE CAPITAL

$ in millions, except per share data; as of June 30, 2021; at BRSP share

APPENDIX



BRIGHTSPIRE CAPITAL

IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS

We present Distributable Earnings, which is a non-GAAP supplemental financial measure of our performance. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with U.S. GAAP, and this metric is a useful indicator for investors in evaluating and comparing our operating performance to our peers and our ability to pay dividends. We elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, beginning with our taxable year ended December 31, 2018. As a REIT, we are required to distribute substantially all of our taxable income and we believe that dividends are one of the principal reasons investors invest in credit or commercial mortgage REITs such as our company. Over time, Distributable Earnings has been a useful indicator of our dividends per share and we consider that measure in determining the dividend, if any, to be paid. This supplemental financial measure also helps us to evaluate our performance excluding the effects of certain transactions and U.S. GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. For information on the fees we paid the Manager, see Note 10, "Related Party Arrangements" to our consolidated financial statements included in Form 10-Q to be filed with the U.S. Securities and Exchange Commission ("SEC").

We define Distributable Earnings as U.S. GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our operating partnership or "OP") and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation or other strategic transactions, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (vi) CECL reserves determined by probability of default / loss given default (or "PD/LGD") model, (vii) depreciation and amortization, (viii) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (ix) one-time events pursuant to changes in U.S. GAAP and (x) certain material non-cash income or expense items that in the judgment of management should not be included in Distributable Earnings. For clauses (ix) and (x), such exclusions shall only be applied after approval by a majority of our independent directors. Distributable Earnings include provision for loan losses when realized. Loan losses are realized when such amounts are deemed nonrecoverable at the time the loan is repaid, or if the underlying asset is sold following foreclosure, or if we determine that it is probable that all amounts due will not be collected; realized loan losses to be included in Distributable Earnings is the difference between the cash received, or expected to be received, and the book value of the asset.

Distributable Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to U.S. GAAP net income or an indication of our cash flows from operating activities determined in accordance with U.S. GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies.

The Company calculates Distributable Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares and operating partnership units (held by members other than the Company or its subsidiaries).

We believe net operating income ("NOI") to be a useful measure of operating performance of our net leased and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjustments for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company's properties, NOI provides a measure of operating performance independent of the Company's capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company's properties, and transaction costs and administrative costs, may limit the usefulness of NOI. NOI may fail to capture significant trends in these components of U.S. GAAP net income (loss) which further limits its usefulness.

NOI should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, our methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies.

IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS (CONT'D)

The Company presents pro rata ("at share" or "at BRSP share") financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests' ("NCI") share of assets, liabilities, profits and losses was computed by applying noncontrolling interests' economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company's economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company's pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP.

We present loan-to-value which reflects the initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the current principal amount divided by the appraisal value as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by the as-completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis.

Senior loans reflect the initial loan amount divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent as-is appraisal. Construction senior loans' loan-to-value reflect the total commitment amount of the loan divided by the as completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis.

Mezzanine loans include attachment and detachment loan-to-values, respectively. Attachment loan-to-value reflects initial funding of loans senior to our position divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent appraisal. Detachment loan-to-value reflects the cumulative initial funding of our loan and the loans senior to our position divided by the as-is value as of the date the loan was originated, or the cumulative principal amount divided by the appraised value as of the date of the most recent appraisal. Construction mezzanine loans include attachment and detachment loan-to-value, respectively. Attachment loan-to-value reflects the total commitment amount of loans senior to our position divided by as-completed appraised value, or the total commitment amount of loans senior to our position divided by projected total cost basis. Detachment loan-to-value reflect the cumulative commitment amount of our loan and the loans senior to our position divided by as-completed appraised value, or the cumulative commitment amount of our loan and loans senior to our position divided by projected total cost basis.

We present risk rankings, which is a supplemental financial disclosure, for loans and preferred equity investments. In addition to reviewing loans and preferred equity for impairments on a quarterly basis, the Company evaluates loans and preferred equity to determine if an allowance for loan loss should be established. In conjunction with this review, the Company assesses the risk factors of each loan and preferred equity investment and assigns a risk rating based on a variety of factors, including, without limitation, underlying real estate performance and asset value, values of comparable properties, durability and quality of property cash flows, sponsor experience and financial wherewithal, and the existence of a risk-mitigating loan structure. Additional key considerations include loan-to-value ratios, debt service coverage ratios, loan structure, real estate and credit market dynamics, and risk of default or principal loss. Based on a five-point scale, the Company's loans and preferred equity investments are rated "1" through "5," from less risk to greater risk. At the time of origination or purchase, loans and preferred equity investments are ranked as a "3" and will move accordingly going forward.

NOTES REGARDING REPORTABLE SEGMENTS

BrightSpire Capital, Inc. ("BRSP", "BrightSpire Capital", the "Company" or "We") currently holds investment interests through the reportable segments below, which are based on how management reviews and manages its business. During the first quarter of 2021, the Company realigned the business and reportable segment information to reflect how the Chief Operating Decision Makers regularly review and manage the business. As a result, we present our business as one portfolio and through the below business segments.

Senior and Mezzanine Loans and Preferred Equity ("Loans & Preferred Equity Portfolio" or "Loan Portfolio")
As of June 30, 2021, the Company's Loan Portfolio included senior mortgage loans, mezzanine loans and preferred equity interests ("preferred equity") as well as participations in such loans. The Loan Portfolio also includes acquisition, development and construction loan arrangements accounted for as equity method investments.

- Senior mortgage loans may include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile
- Mezzanine loans include other subordinated loans
- Preferred equity interests include related equity participation interests

Net Leased Real Estate and Other Real Estate ("Net Lease and Other Real Estate")
As of June 30, 2021, the Company's Net Lease Real Estate investments included direct investments in commercial real estate principally composed of long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance, utilities, maintenance capital expenditures and real estate taxes. Other Real Estate investments included direct ownership in commercial real estate, with an emphasis on properties with stable cash flow. Net lease and other real estate includes deferred leasing costs and other net intangibles.

CRE Debt Securities
As of June 30, 2021, the Company's Commercial Real Estate ("CRE") Debt Securities included both investment grade and non-investment grade rated CMBS bonds (including "B-pieces" of CMBS securitization pools or "B-Piece" investments). It also included one sub-portfolio of a real estate private equity interest ("Private Equity Interest" or "PE Interest").

Corporate
As of June 30, 2021, the Corporate segment included corporate-level asset management and other fees including expenses related to our secured revolving credit facility, related party and general and administrative expenses.

CONSOLIDATED BALANCE SHEET

	June 30, 2021 (Unaudited)	December 31, 2020
Assets		
Cash and cash equivalents	$ 210,182	$ 474,817
Restricted cash	81,837	65,213
Loans and preferred equity held for investment	2,852,935	2,220,688
Allowance for loan losses	(42,152)	(37,191)
Loans and preferred equity held for investment, net	2,810,783	2,183,497
Real estate securities, available for sale, at fair value	4,045	10,389
Real estate, net	811,966	839,257
Investments in unconsolidated ventures ($4,876 and $6,883 at fair value, respectively)	313,424	373,364
Receivables, net	110,698	37,375
Deferred leasing costs and intangible assets, net	70,419	75,700
Assets held for sale	27,615	323,356
Other assets	88,699	60,900
Mortgage loans held in securitization trusts, at fair value	912,115	1,768,069
Total assets	$ 5,441,783	$ 6,211,937
Liabilities		
Securitization bonds payable, net	$ 836,234	$ 835,153
Mortgage and other notes payable, net	764,522	1,022,757
Credit facilities	1,002,789	535,224
Due to related party	-	10,060
Accrued and other liabilities	84,939	96,578
Intangible liabilities, net	6,934	7,657
Liabilities related to assets held for sale	-	323
Escrow deposits payable	67,472	36,973
Dividends payable	18,597	-
Mortgage obligations issued by securitization trusts, at fair value	872,605	1,708,534
Total liabilities	3,654,092	4,253,259
Commitments and contingencies		
Equity		
Stockholders' equity		
Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively	-	-
Common stock, $0.01 par value per share		
Class A, 950,000,000 shares authorized, 129,759,132 and 128,564,930 shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively	1,298	1,286
Additional paid-in capital	2,851,916	2,844,023
Accumulated deficit	(1,377,412)	(1,234,224)
Accumulated other comprehensive income	48,812	54,588
Total stockholders' equity	1,524,614	1,665,673
Noncontrolling interests in investment entities	227,380	253,225
Noncontrolling interests in the Operating Partnership	35,697	39,780
Total equity	1,787,691	1,958,678
Total liabilities and equity	$ 5,441,783	$ 6,211,937

$ in thousands, except per share data; as of June 30, 2021, unless otherwise stated; Unaudited

CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020
Net interest income		
Interest income	$ 37,921	$ 39,508
Interest expense	(12,993)	(16,745)
Interest income on mortgage loans held in securitization trusts	11,390	20,539
Interest expense on mortgage obligations issued by securitization trusts	(10,111)	(18,364)
Net interest income	26,207	24,938
Property and other income		
Property operating income	24,799	43,722
Other income (loss)	1,110	(8,360)
Total property and other income	25,909	35,362
Expenses		
Management fee expense	2,338	7,206
Property operating expense	6,758	16,311
Transaction, investment and servicing expense	644	2,907
Interest expense on real estate	7,777	11,818
Depreciation and amortization	9,994	14,020
Provision for loan losses	1,200	(51)
Impairment of operating real estate	-	25,935
Administrative expense (including $5,443 and $1,549 of equity-based compensation expense, respectively)	14,053	6,751
Restructuring charges	150	-
Total expenses	42,914	84,897
Other income (loss)		
Unrealized gain (loss) on mortgage loans and obligations held in securitization trusts, net	19,516	(8,975)
Realized loss on mortgage loans and obligations held in securitization trusts, net	(19,516)	-
Other gain (loss), net	836	(119,633)
Income (loss) before equity in earnings of unconsolidated ventures and income taxes	10,038	(153,205)
Equity in earnings (loss) of unconsolidated ventures	(33,788)	(85,277)
Income tax benefit (expense)	134	(2,102)
Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders	**(23,616)**	**(240,584)**
Net (income) loss attributable to noncontrolling interests:		
Investment entities	3,459	8,107
Operating Partnership	437	5,418
Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders	**$ (19,720)**	**$ (227,059)**
Net income (loss) per common share – basic and diluted	**$ (0.15)**	**$ (1.77)**
Weighted average shares of common stock outstanding – basic and diluted	**128,298**	**128,539**

$ in thousands, except per share data; as of June 30, 2021, unless otherwise stated; Unaudited

CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT

	Three Months Ended June 30, 2021				
	Loans and preferred equity	CRE debt securities	Net lease real estate	Corporate	Total
Net interest income					
Interest income	$ 37,921	$ -	$ -	$ -	$ 37,921
Interest expense	(11,995)	-	-	(998)	(12,993)
Interest income on mortgage loans held in securitization trusts	-	12,104	-	(714)	11,390
Interest expense on mortgage obligations issued by securitization trusts	-	(10,825)	-	714	(10,111)
Net interest income	25,926	1,279	-	(998)	26,207
Property and other income					
Property operating income	-	-	24,799	-	24,799
Other income	181	-	9	920	1,110
Total property and other income	181	-	24,808	920	25,909
Expenses					
Management fee expense	-	-	-	2,338	2,338
Property operating expense	-	-	6,758	-	6,758
Transaction, investment and servicing expense	563	-	62	19	644
Interest expense on real estate	-	-	7,777	-	7,777
Depreciation and amortization	-	-	9,948	46	9,994
Provision for loan losses	1,200	-	-	-	1,200
Administrative expense	291	166	(0)	13,596	14,053
Restructing charges	-	-	-	150	150
Total expenses	2,054	166	24,545	16,149	42,914
Other income (loss)					
Unrealized gain on mortgage loans and obligations held in securitization trusts, net	-	19,516	-	-	19,516
Realized loss on mortgage loans and obligations held in securitization trusts, net	-	(19,516)	-	-	(19,516)
Other gain (loss), net	(400)	-	1,236	-	836
Income (loss) before equity in earnings of unconsolidated ventures and income taxes	23,653	1,113	1,499	(16,227)	10,038
Equity in earnings (loss) of unconsolidated ventures	(33,665)	(123)	-	-	(33,788)
Income tax benefit	-	49	85	-	134
Net income (loss)	(10,012)	1,039	1,584	(16,227)	(23,616)
Net (income) loss attributable to noncontrolling interests:					
Investment entities	3,482	-	(23)	-	3,459
Operating Partnership	-	-	-	437	437
Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders	$ (6,530)	$ 1,039	$ 1,561	$ (15,790)	$ (19,720)

$ in thousands; as of June 30, 2021; Unaudited

OUTSTANDING COMMON SHARES AND OP UNITS

	As of June 30, 2021	As of March 31, 2021
Class A common stock	129,759,132	129,849,135
OP units	3,075,623	3,075,623
Total common stock and OP units outstanding	132,834,755	132,924,758

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Reconciliation of consolidated balance sheet to at BRSP share balance sheet

	As of June 30, 2021					
		Consolidated		NCI[20]		At BRSP share[21]
Assets						
Loans and preferred equity held for investment, net	$	2,810,783	$	-	$	2,810,783
Real estate securities, available for sale, at fair value		4,045		-		4,045
Real estate, net		811,966		183,179		628,787
Investments in unconsolidated ventures		313,424		179,681		133,743
Deferred leasing costs and intangible assets, net		70,419		23,496		46,923
Assets held for sale		27,615		0		27,615
Mortgage loans held in securitization trusts, at fair value[22]		912,115		872,605		39,510
Cash, restricted cash, receivables and other assets		491,416		12,942		478,474
Total assets	$	5,441,783	$	1,271,904	$	4,169,879
Liabilities						
Securitization bonds payable, net	$	836,234	$	-	$	836,234
Mortgage and other notes payable, net		764,522		155,384		609,138
Credit facilities		1,002,789		-		1,002,789
Intangible liabilities, net		6,934		760		6,174
Mortgage obligations issued by securitization trusts, at fair value[22]		872,605		872,605		-
Other liabilities, escrow deposits payable and dividends payable		171,008		15,775		155,233
Total liabilities	$	3,654,092	$	1,044,524	$	2,609,568
Total equity (including noncontrolling interests in the Operating Partnership)	$	1,787,691	$	227,380	$	1,560,311
Total liabilities and equity	$	5,441,783	$	1,271,904	$	4,169,879
Total common shares and OP units outstanding		132,835		132,835		132,835
GAAP net book value per share	$	13.46	$	1.71	$	11.75

BRIGHTSPIRE CAPITAL

$ in thousands, except per share data; as of June 30, 2021; Unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net book value to undepreciated book value

		As of June 30, 2021
GAAP net book value (excluding noncontrolling interests in investment entities)	$	1,560,311
Accumulated depreciation and amortization[10]		121,254
Undepreciated book value	$	1,681,565
GAAP net book value per share (excluding noncontrolling interests in investment entities)	$	11.75
Accumulated depreciation and amortization per share[10]		0.91
Undepreciated book value per share	$	12.66
Total common shares and OP units outstanding		132,835

$ in thousands, except per share data; as of June 30, 2021; Unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net loss to Distributable Earnings (Loss)

		Three Months Ended June 30, 2021
Net loss attributable to BrightSpire Capital, Inc. common stockholders	$	(19,720)
Adjustments:		
Net loss attributable to noncontrolling interest of the Operating Partnership		(437)
Non-cash equity compensation expense		5,443
Transaction costs		150
Depreciation and amortization		9,801
Net unrealized loss (gain) on investments:		
Other realized gain on investments		(23,310)
CECL reserves		1,201
Adjustments related to noncontrolling interests		(192)
Distributable Earnings (Loss) attributable to BrightSpire Capital, Inc. common stockholders and noncontrolling interest of the Operating Partnership	$	(27,064)
Distributable Earnings (Loss) per share[23]	$	(0.20)
Weighted average number of common shares and OP units[23]		132,788

Reconciliation of Distributable Earnings (Loss) to Adjusted Distributable Earnings

		Three Months Ended June 30, 2021
Distributable Earnings (Loss) attributable to BrightSpire Capital, Inc. common stockholders and noncontrolling interest of the Operating Partnership	$	(27,064)
Adjustments:		
Fair value adjustments		32,039
Realized loss on CRE debt securities sales		22,075
Adjusted Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders and noncontrolling interest of the Operating	$	27,050
Adjusted Distributable Earnings per share[23]	$	0.20
Weighted average number of common shares and OP units[23]		132,788

$ in thousands, except per share data; as of June 30, 2021; Unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net income (loss) to NOI

	Three Months Ended June 30, 2021		
	Net lease real estate	Other real estate	Total
Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders	$ 2,703	$ (1,257)	$ 1,446
Adjustments:			
Net loss attributable to noncontrolling interests in investment entities	–	23	23
Amortization of above- and below-market lease intangibles	59	(267)	(208)
Interest income	9	–	9
Interest expense on real estate	5,480	2,297	7,777
Other loss	36	–	36
Transaction, investment and servicing expense	62	1	63
Depreciation and amortization	6,196	3,753	9,949
Administrative expense	61	–	61
Other gain on investments, net	(1,237)	–	(1,237)
Income tax benefit	(86)	–	(86)
NOI loss attributable to noncontrolling interest in investment entities	(3,646)	(322)	(3,968)
Total NOI attributable to BrightSpire Capital, Inc. common stockholders	$ 9,637	$ 4,228	$ 13,865

$ in thousands; as of June 30, 2021; Unaudited

FOOTNOTES

1. Amounts presented reflect total committed capital and include both closed and in-execution deals as of August 2, 2021
2. Based on GAAP gross carrying values; excludes cash and net assets
3. As of August 2, 2021
4. Net-debt-to-equity ratio based on BRSP's share of total outstanding secured debt agreements (UPB) less unrestricted cash at BRSP's share divided by total stockholders' equity excluding the impact of accumulated depreciation and amortization on real estate investments; stockholders' equity includes noncontrolling interests in the OP and excludes noncontrolling interests in investment entities
5. Debt-to-asset ratio based on total outstanding secured debt agreements (unpaid principal balance or "UPB") at BRSP share divided by total assets at BRSP share excluding the impact of accumulated depreciation and amortization on real estate investments
6. Includes securitization assets which are presented net of the impact from consolidation; includes one private equity secondary interest for approximately $5 million
7. Other / mixed-use includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets
8. Preferred equity includes approximately $16 million related to equity participation interests
9. Includes cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities, escrow deposits payable and dividends payable
10. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities
11. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at BRSP share as of June 30, 2021
12. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at BRSP share as of June 30, 2021
13. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. For W.A. calculations, unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of June 30, 2021
14. Represents the percent leased as of June 30, 2021 and is weighted by carrying value; excludes hotel property type
15. Based on in-place leases (defined as occupied and paying leases) as of June 30, 2021 and assumes that no renewal options are exercised. W.A. calculation based on carrying value; excludes hotel property type
16. W.A. calculation based on carrying value
17. For W.A. calculations, assumes the applicable floating benchmark rate as of June 30, 2021 and is weighted on outstanding debt (UPB)
18. Subject to customary non-recourse carve-outs
19. W.A. calculation based on outstanding debt (UPB)
20. Represents interests in assets held by third party partners
21. Represents the proportionate share attributed to BRSP based on BRSP's ownership % by asset
22. Reflects the net impact of securitization assets and related obligations which are consolidated for accounting purposes
23. The Company calculates Distributable Earnings (Loss) and Adjusted Distributable Earnings per share, which are non-GAAP financial measures, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the three months ended June 30, 2021, the weighted average number of common shares and OP units was approximately 132.8 million; includes 3.1 million of OP units

COMPANY INFORMATION

BrightSpire Capital (NYSE: BRSP) is internally managed and one of the largest publicly traded commercial real estate (CRE) credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE debt investments and net leased properties predominantly in the United States. CRE debt investments primarily consist of first mortgage loans, which we expect to be the primary investment strategy. BrightSpire Capital is organized as a Maryland corporation and taxed as a REIT for U.S. federal income tax purposes. For additional information regarding the Company and its management and business, please refer to www.brightspire.com.

HEADQUARTERS

New York
590 Madison Avenue
33rd Floor
New York, NY 10022
212-547-2631

STOCK & TRANSFER AGENT

American Stock & Transfer Trust Company (AST)
866-751-6317
help@astfinancial.com

INVESTOR RELATIONS

ADDO Investor Relations
Lasse Glassen
310-829-5400
lglassen@addoir.com

ANALYST COVERAGE

Raymond James
Stephen Laws
901-579-4868

B. Riley
Matt Howlett
917-538-4762

BTIG
Timothy Hayes
212-738-6199

WWW.BRIGHTSPIRE.COM

NYSE: BRSP

BRIGHTSPIRE CAPITAL

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